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                    THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS


                                Form N-SAR for
                             Period Ended 04-30-01


                              INDEX TO EXHIBITS




EXHIBIT NO.                           ITEM

    1.            Results of Special Shareholder Meeting